UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2002

Loudeye Corp.
(Exact name of Registrant as specified in its charter)

Delaware	0-29583	91-1908833
(State or other jurisdiction incorporation or of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Rainier Avenue South
Seattle, Washington 98144
(Address of principal executive offices) (Zip code)

(206) 832-4000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

Please see the press release of Loudeye Corp. dated June 14, 2002, attached hereto as Exhibit 99.6 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

               99.6          Press Release dated June 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Dated: June 14, 2002	By:	/s/ John T. Baker IV

John T. Baker IV Chairman & Chief Executive Officer

INDEX TO EXHIBITS

          99.6          Press Release dated June 14, 2002.